UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Pacific Fund, Inc.


Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
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Merrill Lynch Pacific Fund, Inc.



Portfolio Information as of December 31, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                            5.1%
Mitsubishi Corp.                                   4.1
Takeda Pharmaceutical Co., Ltd.                    4.0
Aioi Insurance Co., Ltd.                           3.6
Mitsui Sumitomo Insurance Co., Ltd.                3.5
Millea Holdings, Inc.                              3.3
Shin-Etsu Chemical Co., Ltd.                       3.0
Kubota Corp.                                       3.0
Reliance Industries Ltd.                           3.0
Toyota Industries Corp.                            2.8



                                               Percent of
Five Largest Industries                        Net Assets

Chemicals                                           12.7%
Insurance                                           11.3
Automobiles                                         6.2
Pharmaceuticals                                     6.1
Commercial Banks                                    5.6

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                             74.1%
New Zealand                                        5.1
Hong Kong                                          5.0
South Korea                                        3.8
India                                              3.8
Australia                                          2.6
Singapore                                          1.9
China                                              1.1
Taiwan                                             1.0
Malaysia                                           0.4
Other*                                             1.2

* Includes portfolio holdings in short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund posted competitive results for the year, as returns for equity investment in the Pacific region improved considerably in the second half of 2005 after a relatively flat first half.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +21.46%, +20.48%, +20.54%, +21.75% and +21.25%, respectively. For the same period, the Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Free Index and our Constructed Index, posted respective returns of +22.64% and +22.72%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Index returns in the Pacific region varied widely during the 12-month period, ranging from +58% in South Korea to +6% in Taiwan. Notably, Japan turned its performance around in the latter half of 2005 and ended the year with a return of more than 25%.

Energy-related and materials stocks did the best, followed closely by industrials and financials. Defensive stocks in sectors such as utilities, telecommunication services and health care tended to underperform during the second half as major markets advanced.


What factors most influenced Fund performance during the period?

Fund performance benefited primarily from stock selection in Japan and India. Our overweight position in South Korea and underweightings in Taiwan and Hong Kong also helped boost returns. The leading contributors to Fund performance included Mitsubishi Corp. in Japan, which is a trading company with broad exposure to resources and economically sensitive sectors such as machinery, and Kubota Corp., a Japanese manufacturer of agricultural equipment. JGC Corporation of Japan, which specializes in liquid natural gas and petrochemical plant design and construction, also did exceptionally well, more than doubling during the year. Japanese non-life insurance stocks, including Aioi Insurance Co., Ltd. and Mitsui Sumitomo Insurance Co., Ltd. were other strong performers in the final six months of the period.

Japanese banks staged a major rebound in the second half, with stocks such as Resona Holdings, Inc. which the Fund owns, nearly doubling. We mentioned in our semi-annual report to shareholders dated June 30, 2005, that the rehabilitation of the Japanese banking system will be crucial for a sustained recovery of that country's economy. The degree of improvement in the banking sector was clearly recognized by the market during the second half of the year.

Among the stocks that disappointed was the Fund's largest holding, Guinness Peat Group Plc of New Zealand, which returned only about 1.5% for the year. Certain Japanese industrials, such as Suzuki Motor Corp. and Daikin Industries Ltd., returned roughly 2% in U.S. dollar terms, although their business performance was solid and their valuations, in our view, remain low. Finally, a strengthening of the U.S. dollar versus the yen detracted from the Fund's returns for the year.


What changes were made to the portfolio during the period?

During the year, we eliminated HSBC Holdings Plc, National Australia Bank Ltd., Fuji Heavy Industries Ltd., several long-term holdings in the Japanese Coca-Cola bottling companies and some small cap names such as Reliance Capital Ltd., Yungtay Engineering Co., Ltd. and Hainan Meilan International Airport.

New additions included Asahi Glass Co. Ltd., China Shehua Energy Co. Ltd., Chugai Pharmaceutical Co., Ltd., Cofco International Ltd., Wesfarmers Ltd., Calsonic Kansei Corp., Honda Motor Co., Ltd., Mizuho Financial Group, Inc., Sumitomo Mitsui Financial Group, Inc., Ube Industries Ltd., Macquarie Bank Ltd., Dongfeng Motor Group Co., Ltd., Commerce Asset Holdings BHD and ONGC Limited.

As a result of these transactions, the Japanese portion of the Fund increased, while the Hong Kong portion decreased. Overall, exposure to energy-related sectors and Japanese financials was increased.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



How would you characterize the Fund's position at the close of the period?

As of December 31, 2005, the portfolio's largest sector weighting was still financials. During the year, we increased exposure to the automobile and machinery sectors, as well as Japanese pharmaceuticals. The Fund is overweight in the Japanese insurance, health care and automobile sectors, with a large exposure to the chemicals sector.

At the end of the period, the Fund held 74.0% of its net assets in Japan. The next largest holdings were in Hong Kong/China (6.1%), New Zealand (5.1%),
South Korea (3.8%) and India (3.8%). Australia, at 2.6%, remained significantly underweight, although the New Zealand exposure compensated for this. Other holdings were in Singapore (1.9%), Taiwan (1.0%) and Malaysia (0.4%). The Fund had approximately 1% of its assets in short-term securities.

The Fund is not hedged and because its yen exposure is greater than that of the constructed benchmark, it should benefit more than the constructed benchmark if the yen appreciates compared to the U.S. dollar. Conversely, the Fund stands to be hurt to a greater degree than the constructed benchmark if the yen depreciates. In 2005, the U.S. dollar gained nearly 15% versus the yen, which had a negative effect on the Fund's total return.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs in the months ahead.


James Russell
Vice President and Portfolio Manager


January 17, 2006



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenence fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Performance Data (continued)

Recent Performance Results
                                                                         Market Performance
                                                                 In Local Currency/In U.S. Dollars

                                                                      6-Month                12-Month
As of December 31, 2005                                             Total Return           Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*         +22.35%                +21.46%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*         +21.89                 +20.48
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*         +21.93                 +20.54
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*         +22.52                 +21.75
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*         +22.21                 +21.25
MSCI Pacific Region Index**                                            +26.46                 +22.64
Constructed Index***                                                   +25.66                 +22.72
   MSCI Australia                                                  +14.91/+10.59          +25.61/+17.54
   MSCI Hong Kong                                                   +4.45/+4.71            +8.13/+8.40
   MSCI India                                                      +30.28/+25.86          +42.44/+37.57
   MSCI Japan                                                      +42.05/+33.36          +44.70/+25.63
   MSCI Singapore                                                   +7.26/+8.83           +16.51/+14.38
   MSCI South Korea                                                +37.69/+40.78          +54.29/+58.00
   MSCI Taiwan                                                      +8.25/+4.20            +10.25/+6.38

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

 ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan,
    New Zealand and Singapore.

*** The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10%
    MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows:


ML Pacific Fund, Inc.++
Class A Shares*

Date                                      Value

December 1995                           $ 9,475.00
December 1996                           $10,029.00
December 1997                           $ 9,372.00
December 1998                           $10,135.00
December 1999                           $18,984.00
December 2000                           $13,574.00
December 2001                           $11,691.00
December 2002                           $ 9,971.00
December 2003                           $13,706.00
December 2004                           $15,929.00
December 2005                           $19,348.00


ML Pacific Fund, Inc.++
Class B Shares*

Date                                      Value

December 1995                           $10,000.00
December 1996                           $10,500.00
December 1997                           $ 9,733.00
December 1998                           $10,443.00
December 1999                           $19,414.00
December 2000                           $13,778.00
December 2001                           $11,771.00
December 2002                           $ 9,957.00
December 2003                           $13,581.00
December 2004                           $15,784.00
December 2005                           $19,172.00


ML Pacific Fund, Inc.++
Class C Shares*

Date                                      Value

December 1995                           $10,000.00
December 1996                           $10,500.00
December 1997                           $ 9,736.00
December 1998                           $10,443.00
December 1999                           $19,416.00
December 2000                           $13,779.00
December 2001                           $11,769.00
December 2002                           $ 9,954.00
December 2003                           $13,580.00
December 2004                           $15,663.00
December 2005                           $18,879.00


ML Pacific Fund, Inc.++
Class I Shares*

Date                                      Value

December 1995                           $10,000.00
December 1996                           $10,609.00
December 1997                           $ 9,935.00
December 1998                           $10,776.00
December 1999                           $20,232.00
December 2000                           $14,502.00
December 2001                           $12,526.00
December 2002                           $10,700.00
December 2003                           $14,759.00
December 2004                           $17,192.00
December 2005                           $20,932.00


ML Pacific Fund, Inc.++
Class R Shares*

Date                                      Value

December 1995                           $10,000.00
December 1996                           $10,556.00
December 1997                           $ 9,836.00
December 1998                           $10,615.00
December 1999                           $19,834.00
December 2000                           $14,145.00
December 2001                           $12,156.00
December 2002                           $10,332.00
December 2003                           $14,342.00
December 2004                           $16,657.00
December 2005                           $20,197.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                                      Value

December 1995                           $10,000.00
December 1996                           $ 9,170.00
December 1997                           $ 6,797.00
December 1998                           $ 6,982.00
December 1999                           $10,938.00
December 2000                           $ 8,118.00
December 2001                           $ 6,056.00
December 2002                           $ 5,493.00
December 2003                           $ 7,607.00
December 2004                           $ 9,050.00
December 2005                           $11,099.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without    Return With
                                     Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 12/31/05                 +21.46%          +15.09%
Five Years Ended 12/31/05               + 7.35           + 6.19
Ten Years Ended 12/31/05                + 7.40           + 6.82



                                        Return           Return
                                     Without CDSC   With CDSC++++++
Class B Shares++

One Year Ended 12/31/05                 +20.48%          +16.48%
Five Years Ended 12/31/05               + 6.50           + 6.18
Ten Years Ended 12/31/05                + 6.73           + 6.73



                                        Return           Return
                                     Without CDSC   With CDSC++++++
Class C Shares++++

One Year Ended 12/31/05                 +20.54%          +19.54%
Five Years Ended 12/31/05               + 6.50           + 6.50
Ten Years Ended 12/31/05                + 6.56           + 6.56



Class I Shares                                           Return

One Year Ended 12/31/05                                  +21.75%
Five Years Ended 12/31/05                                + 7.62
Ten Years Ended 12/31/05                                 + 7.67



Class R Shares                                           Return

One Year Ended 12/31/05                                  +21.25%
Five Years Ended 12/31/05                                + 7.38
Ten Years Ended 12/31/05                                 + 7.28


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,223.50            $ 6.24
Class B                                                  $1,000          $1,218.90            $10.51
Class C                                                  $1,000          $1,219.30            $10.46
Class I                                                  $1,000          $1,225.20            $ 4.85
Class R                                                  $1,000          $1,222.10            $ 7.58

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,019.48            $ 5.67
Class B                                                  $1,000          $1,015.62            $ 9.55
Class C                                                  $1,000          $1,015.67            $ 9.50
Class I                                                  $1,000          $1,020.74            $ 4.41
Class R                                                  $1,000          $1,018.28            $ 6.88

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.12% for Class A, 1.89% for Class B, 1.88% for Class C, .87% for Class I and 1.36% for Class R),
   multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period shown.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                      Shares
Country    Industry          Common Stocks              Held          Value

Australia--2.6%

           Capital Markets--1.2%

           Macquarie Bank Ltd.                       140,000    $     6,998,819
           Macquarie Capital Alliance Group (b)    2,372,100          2,897,197
                                                                ---------------
                                                                      9,896,016

           Commercial Services
           & Supplies--0.5%

           Brambles Industries Ltd. (e)              539,706          4,006,532

           Industrial Conglomerates--0.4%

           Wesfarmers Ltd.                           145,000          3,932,315

           Textiles, Apparel & Luxury
           Goods--0.5%

           Billabong International Ltd.              385,000          4,100,702

           Total Common Stocks in Australia                          21,935,565


China--1.1%

           Automobiles--0.6%

           Dongfeng Motor Group Co. Ltd. (b)      18,368,000          4,619,510

           Oil, Gas & Consumable
           Fuels--0.5%

           China Shenhua Energy Co. Ltd.
             Class H (b)                           4,093,000          4,513,436

           Total Common Stocks in China                               9,132,946


Hong Kong--5.0%

           Automobiles--1.0%

           Denway Motors Ltd.                     24,792,000          8,233,570

           Food Products--0.5%

           Cofco International Ltd.               10,081,000          4,485,616

           Industrial
           Conglomerates--1.8%

           Hutchison Whampoa Ltd.                  1,560,438         14,862,656

           Insurance--0.4%

           Ping An Insurance Group Co. of
             China Ltd.                            1,793,000          3,306,860

           Real Estate--1.3%

           Wharf Holdings Ltd.                     3,001,000         10,605,129

           Total Common Stocks in
           Hong Kong                                                 41,493,831


India--3.8%

           Chemicals--3.0%

           Reliance Industries Ltd.                1,257,000         24,845,369

           Electric Utilities--0.3%

           National Thermal Power Corp. Ltd.         960,000          2,390,935

           Oil, Gas & Consumable
           Fuels--0.5%

           Oil & Natural Gas Corp. Ltd.              168,000          4,385,505

           Total Common Stocks in India                              31,621,809


Japan--74.0%

           Auto Components--5.3%

           Calsonic Kansei Corp.                     950,000          6,326,358
           Futaba Industrial Co., Ltd.               597,000         14,314,242
           Toyota Industries Corp.                   663,000         23,816,996
                                                                ---------------
                                                                     44,457,596

           Automobiles--3.7%

           Honda Motor Co., Ltd.                     175,000          9,978,395
           Suzuki Motor Corp.                      1,136,000         21,029,908
                                                                ---------------
                                                                     31,008,303



                                                      Shares
Country    Industry          Common Stocks              Held          Value

Japan (continued)

           Building Products--3.5%

           Asahi Glass Co., Ltd.                     685,000    $     8,838,897
           Daikin Industries Ltd.                    704,000         20,577,819
                                                                ---------------
                                                                     29,416,716

           Chemicals--9.2%

           Asahi Kasei Corp.                       2,350,000         15,888,334
           Mitsubishi Rayon Co., Ltd.              2,450,000         16,190,799
           Shin-Etsu Chemical Co., Ltd.              474,000         25,179,870
           Sumitomo Chemical Co., Ltd.             1,855,000         12,730,238
           Ube Industries Ltd.                     2,484,000          6,734,559
                                                                ---------------
                                                                     76,723,800

           Commercial Banks--4.7%

           Mizuho Financial Group, Inc.                1,100          8,723,206
           Resona Holdings, Inc. (b)                   3,182         12,805,643
           Shinsei Bank Ltd.                       1,405,100          8,118,938
           Sumitomo Mitsui Financial
             Group, Inc.                                 882          9,340,846
                                                                ---------------
                                                                     38,988,633

           Construction
           & Engineering--3.6%

           JGC Corp.                                 838,000         15,939,253
           Okumura Corp.                           2,566,000         14,413,776
                                                                ---------------
                                                                     30,353,029

           Electric Utilities--1.7%

           Chubu Electric Power Co., Inc.            600,600         14,298,788

           Electronic Equipment
           & Instruments--4.5%

           Hoya Corp.                                556,000         19,973,227
           Murata Manufacturing Co., Ltd.            271,900         17,415,606
                                                                ---------------
                                                                     37,388,833

           Food & Staples
           Retailing--1.5%

           Seven & I Holdings Co. Ltd.               300,600         12,861,391

           Gas Utilities--2.8%

           Tokyo Gas Co., Ltd.                     5,252,000         23,316,513

           Health Care Equipment
           & Supplies--1.9%

           Terumo Corp.                              547,000         16,174,108

           Household Durables--1.2%

           Rinnai Corp.                              217,200          5,143,387
           Sharp Corp.                               318,000          4,833,449
                                                                ---------------
                                                                      9,976,836

           Insurance--10.9%

           Aioi Insurance Co., Ltd.                4,321,300         30,021,740
           Millea Holdings, Inc.                       1,619         27,845,209
           Mitsui Sumitomo Insurance
             Co., Ltd.                             2,385,000         29,158,307
           Nipponkoa Insurance Co., Ltd.             500,000          4,007,456
                                                                ---------------
                                                                     91,032,712

           Machinery--4.5%

           Kubota Corp.                            2,996,000         25,154,927
           Tadano Ltd.                             1,350,000         12,181,225
                                                                ---------------
                                                                     37,336,152

           Office Electronics--1.7%

           Canon, Inc.                               242,000         14,147,251




MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                      Shares
Country    Industry          Common Stocks              Held          Value

Japan (concluded)

           Pharmaceuticals--6.1%

           Chugai Pharmaceutical Co., Ltd.           789,000    $    16,912,395
           Takeda Pharmaceutical Co., Ltd.           628,000         33,945,946
                                                                ---------------
                                                                     50,858,341

           Semiconductors & Semiconductor
           Equipment--1.5%

           Rohm Co., Ltd.                            114,300         12,424,545

           Software--1.6%

           Fuji Soft ABC, Inc.                       161,000          5,388,037
           Trend Micro, Inc. (b)                     212,000          8,010,845
                                                                ---------------
                                                                     13,398,882

           Trading Companies
           & Distributors--4.1%

           Mitsubishi Corp.                        1,555,000         34,385,749

           Total Common Stocks in Japan                             618,548,178


Malaysia--0.4%

           Commercial Banks--0.4%

           Commerce Asset Holdings BHD             2,400,000          3,619,526

           Total Common Stocks
           in Malaysia                                                3,619,526


New Zealand--5.1%

           Diversified Financial
           Services--5.1%

           Guinness Peat Group Plc                29,750,735         42,549,678

           Total Common Stocks in
           New Zealand                                               42,549,678


Singapore--1.9%

           Commercial Banks--0.5%

           Oversea-Chinese Banking Corp.             976,800          3,935,867

           Industrial
           Conglomerates--1.4%

           Keppel Corp. Ltd.                       1,747,000         11,557,012

           Total Common Stocks in
           Singapore                                                 15,492,879



                                                      Shares
Country    Industry          Common Stocks              Held          Value

South Korea--3.8%

           Automobiles--0.9%

           Hyundai Motor Co. (b)                      75,000    $     7,219,172

           Chemicals--0.5%

           Hanwha Chemical Corp. (b)                 375,000          4,284,760

           Metals & Mining--1.6%

           POSCO (a)                                 272,000         13,466,720

           Textiles, Apparel & Luxury
           Goods--0.8%

           Cheil Industries, Inc. (b)                250,000          6,949,597

           Total Common Stocks in
           South Korea                                               31,920,249


Taiwan--1.0%

           Electronic Equipment
           & Instruments--0.4%

           Delta Electronics, Inc.                 1,638,395          3,357,306

           Metals & Mining--0.6%

           China Steel Corp. (a)                     327,818          4,990,668

           Total Common Stocks in Taiwan                              8,347,974

           Total Common Stocks

           (Cost--$472,717,672)--98.7%                              824,662,635



                                                  Beneficial
           Short-Term Securities                    Interest

           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)              $8,311,325          8,311,325
           Merrill Lynch Liquidity Series, LLC
             Money Market Series (c)(d)            1,560,000          1,560,000

           Total Short-Term Securities
           (Cost--$9,871,325)--1.2%                                   9,871,325

Total Investments
(Cost--$482,588,997*)--99.9%                                        834,533,960
Other Assets Less Liabilities--0.1%                                     814,540
                                                                ---------------
Net Assets--100.0%                                              $   835,348,500
                                                                ===============


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   527,863,584
                                                    ===============
    Gross unrealized appreciation                   $   307,887,293
    Gross unrealized depreciation                       (1,216,917)
                                                    ---------------
    Net unrealized appreciation                     $   306,670,376
                                                    ===============

(a) Depositary receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ 5,450,844      $247,332
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $   130,000      $ 13,492


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Statement of Assets and Liabilities

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $1,484,708) (identified cost--$472,717,672)                                                  $   824,662,635
           Investments in affiliated securities, at value (identified cost--$9,871,325)                                 9,871,325
           Cash                                                                                                             6,103
           Foreign cash (cost--$1,483,202)                                                                              1,446,692
           Receivables:
               Capital shares sold                                                             $     2,656,641
               Dividends                                                                               420,625
               Securities lending                                                                          907          3,078,173
                                                                                               ---------------
           Prepaid expenses                                                                                                38,988
                                                                                                                  ---------------
           Total assets                                                                                               839,103,916
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                    1,560,000
           Payables:
               Capital shares redeemed                                                               1,167,259
               Investment adviser                                                                      377,006
               Other affiliates                                                                        250,809
               Distributor                                                                             200,204          1,995,278
                                                                                               ---------------
           Accrued expenses                                                                                               200,138
                                                                                                                  ---------------
           Total liabilities                                                                                            3,755,416
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   835,348,500
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $     1,015,850
           Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                  349,285
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  496,141
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                1,613,729
           Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    6,478
           Paid-in capital in excess of par                                                                           631,498,459
           Accumulated distributions in excess of investment income--net                       $  (45,757,849)
           Accumulated realized capital losses--net                                              (105,779,787)
           Unrealized appreciation--net                                                            351,906,194
                                                                                               ---------------
           Total accumulated earnings--net                                                                            200,368,558
                                                                                                                  ---------------
           Net Assets                                                                                             $   835,348,500
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $249,077,585 and 10,158,501 shares outstanding                         $         24.52
                                                                                                                  ===============
           Class B--Based on net assets of $79,128,009 and 3,492,851 shares outstanding                           $         22.65
                                                                                                                  ===============
           Class C--Based on net assets of $107,892,960 and 4,961,414 shares outstanding                          $         21.75
                                                                                                                  ===============
           Class I--Based on net assets of $397,781,564 and 16,137,285 shares outstanding                         $         24.65
                                                                                                                  ===============
           Class R--Based on net assets of $1,468,382 and 64,784 shares outstanding                               $         22.67
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Statement of Operations

For the Year Ended December 31, 2005
Investment Income

           Dividends (net of $805,347 foreign withholding tax)                                                    $    10,976,323
           Interest from affiliates                                                                                       247,332
           Securities lending--net                                                                                         13,492
                                                                                                                  ---------------
           Total income                                                                                                11,237,147
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     4,184,760
           Account maintenance and distribution fees--Class B                                          801,459
           Account maintenance and distribution fees--Class C                                          745,205
           Transfer agent fees--Class I                                                                510,310
           Account maintenance fees--Class A                                                           506,141
           Transfer agent fees--Class A                                                                304,008
           Custodian fees                                                                              286,091
           Accounting services                                                                         282,274
           Transfer agent fees--Class B                                                                142,282
           Transfer agent fees--Class C                                                                127,635
           Printing and shareholder reports                                                             73,074
           Registration fees                                                                            68,266
           Professional fees                                                                            64,232
           Directors' fees and expenses                                                                 44,150
           Pricing fees                                                                                 10,814
           Account maintenance and distribution fees--Class R                                            4,122
           Transfer agent fees--Class R                                                                  1,285
           Other                                                                                        43,244
                                                                                               ---------------
           Total expenses                                                                                               8,199,352
                                                                                                                  ---------------
           Investment income--net                                                                                       3,037,795
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                     29,182,774
               Foreign currency transactions--net                                                    (457,572)         28,725,202
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    109,884,220
               Foreign currency transactions--net                                                    (106,471)        109,777,749
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    138,502,951
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   141,540,746
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Statements of Changes in Net Assets
                                                                                                  For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $     3,037,795    $     2,325,289
           Realized gain--net                                                                       28,725,202          8,966,765
           Change in unrealized appreciation/depreciation--net                                     109,777,749         86,066,289
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    141,540,746         97,358,343
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                             (4,927,776)        (9,553,756)
               Class B                                                                             (1,178,054)        (3,789,908)
               Class C                                                                             (1,699,923)        (2,891,766)
               Class I                                                                             (8,686,973)       (18,672,214)
               Class R                                                                                (28,141)            (8,171)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (16,520,867)       (34,915,815)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions            19,007,213          (943,252)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                              12,771              2,956
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                            144,039,863         61,502,232
           Beginning of year                                                                       691,308,637        629,806,405
                                                                                               ---------------    ---------------
           End of year*                                                                        $   835,348,500    $   691,308,637
                                                                                               ===============    ===============
               * Accumulated distributions in excess of investment income--net                 $  (45,757,849)    $  (38,961,381)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    20.64   $    18.75    $    13.64   $    16.65   $    20.08
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .10          .08           .08          .03          .01
           Realized and unrealized gain (loss)--net                   4.29++       2.87++          5.03       (2.38)       (2.81)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.39         2.95          5.11       (2.35)       (2.80)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.51)       (1.06)            --        (.66)        (.63)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    24.52   $    20.64    $    18.75   $    13.64   $    16.65
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         21.46%       16.22%        37.46%     (14.72%)     (13.87%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.13%        1.14%         1.21%        1.21%        1.14%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                       .48%         .43%          .55%         .20%         .07%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  249,078   $  188,572    $  153,191   $  109,718   $  133,027
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         21.78%       20.09%        34.08%       11.68%        8.88%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    19.10   $    17.24    $    12.64   $    15.60   $    18.79
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.05)        (.07)         (.03)        (.08)        (.12)
           Realized and unrealized gain (loss)--net                   3.92++       2.65++          4.63       (2.22)       (2.63)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.87         2.58          4.60       (2.30)       (2.75)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.32)        (.72)            --        (.66)        (.44)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    22.65   $    19.10    $    17.24   $    12.64   $    15.60
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         20.48%       15.34%        36.39%     (15.41%)     (14.57%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.90%        1.92%         2.00%        2.00%        1.92%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.25%)       (.37%)        (.22%)       (.57%)       (.69%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   79,128   $   94,667    $  118,551   $  115,930   $  225,709
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         21.78%       20.09%        34.08%       11.68%        8.88%
                                                                  ==========   ==========    ==========   ==========   ==========

            *  Total investment returns exclude the effect of sales charges.

           **  Based on average shares outstanding.

           ++  Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    18.41   $    16.78    $    12.30   $    15.20   $    18.36
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.06)        (.06)         (.03)        (.08)        (.12)
           Realized and unrealized gain (loss)--net                   3.80++       2.56++          4.51       (2.16)       (2.57)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.74         2.50          4.48       (2.24)       (2.69)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.40)        (.87)            --        (.66)        (.47)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    21.75   $    18.41    $    16.78   $    12.30   $    15.20
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         20.54%       15.34%        36.42%     (15.42%)     (14.59%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.90%        1.92%         2.00%        2.00%        1.92%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.33%)       (.36%)        (.26%)       (.59%)       (.70%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  107,893   $   63,988    $   45,458   $   31,748   $   51,343
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         21.78%       20.09%        34.08%       11.68%        8.88%
                                                                  ==========   ==========    ==========   ==========   ==========

            *  Total investment returns exclude the effect of sales charges.

           **  Based on average shares outstanding.

           ++  Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    20.74   $    18.87    $    13.68   $    16.67   $    20.10
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .16          .13           .12          .07          .06
           Realized and unrealized gain (loss)--net                   4.31++       2.88++          5.07       (2.40)       (2.81)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.47         3.01          5.19       (2.33)       (2.75)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends from investment income--net                  (.56)       (1.14)            --        (.66)        (.68)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    24.65   $    20.74    $    18.87   $    13.68   $    16.67
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         21.75%       16.48%        37.94%     (14.58%)     (13.63%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                     .88%         .89%          .96%         .96%         .89%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                       .74%         .66%          .81%         .48%         .33%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  397,782   $  343,639    $  312,607   $  228,069   $  352,632
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         21.78%       20.09%        34.08%       11.68%        8.88%
                                                                  ==========   ==========    ==========   ==========   ==========

            *  Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

           **  Based on average shares outstanding.

           ++  Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Financial Highlights (concluded)
                                                                                                       Class R

                                                                                                                  For the Period
                                                                                          For the Year Ended    January 3, 2003++
The following per share data and ratios have been derived                                    December 31,        to December 31,
from information provided in the financial statements.                                      2005          2004         2003
Per Share Operating Performance

           Net asset value, beginning of period                                          $    19.14     $    17.53     $    12.61
                                                                                         ----------     ----------     ----------
           Investment income--net***                                                            .03            .06            .20
           Realized and unrealized gain--net                                                 3.99**         2.67**           4.72
                                                                                         ----------     ----------     ----------
           Total from investment operations                                                    4.02           2.73           4.92
                                                                                         ----------     ----------     ----------
           Less dividends from investment income--net                                         (.49)         (1.12)             --
                                                                                         ----------     ----------     ----------
           Net asset value, end of period                                                $    22.67     $    19.14     $    17.53
                                                                                         ==========     ==========     ==========

Total Investment Return

           Based on net asset value per share                                                21.25%         16.14%      39.02%+++
                                                                                         ==========     ==========     ==========

Ratios to Average Net Assets

           Expenses                                                                           1.35%          1.18%         1.46%*
                                                                                         ==========     ==========     ==========
           Investment income--net                                                              .14%           .40%          .31%*
                                                                                         ==========     ==========     ==========

Supplemental Data

           Net assets, end of period (in thousands)                                      $    1,468     $      443         --++++
                                                                                         ==========     ==========     ==========
           Portfolio turnover                                                                21.78%         20.09%         34.08%
                                                                                         ==========     ==========     ==========

             * Annualized.

            ** Includes redemption fees, which are less than $.01 per share.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to a front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs and existing Class I shareholders. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,686,604 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There was no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .75%
Class C                                  .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the year ended December 31, 2005.

For the year ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                         FAMD                MLPF&S

Class A                              $ 20,852             $ 267,174
Class I                              $  1,089             $   7,870


For the year ended December 31, 2005, MLPF&S received contingent deferred sales charges of $40,318 and $7,776 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $5,776 in securities lending agent fees.

In addition, MLPF&S received $64,138 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.

For the year ended December 31, 2005, the Fund reimbursed MLIM $16,359 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $151,344,810 and $154,229,652, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $19,007,213 and $(943,252) for the years ended December 31, 2005 and December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                1,759,929    $    38,874,399
Shares issued to shareholders in
   reinvestment of dividends                 178,610          4,048,227
Automatic conversion of shares               997,042         21,014,333
                                     ---------------    ---------------
Total issued                               2,935,581         63,936,959
Shares redeemed                          (1,914,112)       (41,059,275)
                                     ---------------    ---------------
Net increase                               1,021,469    $    22,877,684
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                1,506,346    $    29,453,524
Shares issued to shareholders in
   reinvestment of dividends                 417,229          8,008,212
Automatic conversion of shares             1,382,284         26,736,249
                                     ---------------    ---------------
Total issued                               3,305,859         64,197,985
Shares redeemed                          (2,338,085)       (45,300,973)
                                     ---------------    ---------------
Net increase                                 967,774    $    18,897,012
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  564,673    $    11,510,022
Shares issued to shareholders in
   reinvestment of dividends                  49,923          1,000,310
                                     ---------------    ---------------
Total issued                                 614,596         12,510,332
                                     ---------------    ---------------
Automatic conversion of shares           (1,081,900)       (21,014,333)
Shares redeemed                            (997,315)       (19,398,649)
                                     ---------------    ---------------
Total redeemed                           (2,079,215)       (40,412,982)
                                     ---------------    ---------------
Net decrease                             (1,464,619)    $  (27,902,650)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  736,188    $    13,215,461
Shares issued to shareholders in
   reinvestment of dividends                 181,594          3,205,085
                                     ---------------    ---------------
Total issued                                 917,782         16,420,546
                                     ---------------    ---------------
Automatic conversion of shares           (1,505,269)       (26,736,249)
Shares redeemed                          (1,330,466)       (23,728,375)
                                     ---------------    ---------------
Total redeemed                           (2,835,735)       (50,464,624)
                                     ---------------    ---------------
Net decrease                             (1,917,953)    $  (34,044,078)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                2,115,938    $    41,672,311
Shares issued to shareholders in
   reinvestment of dividends                  74,259          1,481,303
                                     ---------------    ---------------
Total issued                               2,190,197         43,153,614
Shares redeemed                            (705,048)       (13,424,967)
                                     ---------------    ---------------
Net increase                               1,485,149    $    29,728,647
                                     ===============    ===============



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                1,242,843    $    21,732,577
Shares issued to shareholders in
   reinvestment of dividends                 146,862          2,505,831
                                     ---------------    ---------------
Total issued                               1,389,705         24,238,408
Shares redeemed                            (621,965)       (10,690,851)
                                     ---------------    ---------------
Net increase                                 767,740    $    13,547,557
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                3,993,072    $    87,685,138
Shares issued to shareholders in
   reinvestment of dividends                 337,100          7,735,332
                                     ---------------    ---------------
Total issued                               4,330,172         95,420,470
Shares redeemed                          (4,764,867)      (101,950,357)
                                     ---------------    ---------------
Net decrease                               (434,695)    $   (6,529,887)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                4,803,899    $    94,141,399
Shares issued to shareholders in
   reinvestment of dividends                 862,640         16,659,652
                                     ---------------    ---------------
Total issued                               5,666,539        110,801,051
Shares redeemed                          (5,664,791)      (110,574,496)
                                     ---------------    ---------------
Net increase                                   1,748    $       226,555
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                   58,308    $     1,174,162
Shares issued to shareholders in
   reinvestment of dividends                   1,325             28,140
                                     ---------------    ---------------
Total issued                                  59,633          1,202,302
Shares redeemed                             (17,991)          (368,883)
                                     ---------------    ---------------
Net increase                                  41,642    $       833,419
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   23,214    $       430,938
Shares issued to shareholders in
   reinvestment of dividends                     449              8,163
                                     ---------------    ---------------
Total issued                                  23,663            439,101
Shares redeemed                                (529)            (9,399)
                                     ---------------    ---------------
Net increase                                  23,134    $       429,702
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:


                                          12/31/2005         12/31/2004
Distributions paid from:
   Ordinary income                   $    16,520,867    $    34,915,815
                                     ---------------    ---------------
Total taxable distributions          $    16,520,867    $    34,915,815
                                     ===============    ===============


As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $     1,815,637
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,815,637
Capital loss carryforward                                (105,679,534)*
Unrealized gains--net                                     304,232,455**
                                                        ---------------
Total accumulated earnings--net                         $   200,368,558
                                                        ===============

* On December 31, 2005, the Fund had a net capital loss carryfor-ward of $105,679,534, of which $64,846,173 expires in 2010,
   $40,017,886 expires in 2011, $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 22, 2006




Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Pacific Fund, Inc. during the fiscal year ended December 31, 2005:

                                            Record Date:     July 21, 2005      December 16, 2005
                                           Payable Date:     July 27, 2005      December 22, 2005
Qualified Dividend Income for Individuals                          39.89%*                67.24%*
Foreign Source Income                                              39.12%*                56.56%*
Foreign Taxes Paid Per Share                                     $.000619               $.022732

 * Expressed as a percentage of the distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors serve until their resignation, removal or death, or until
  December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes**      Director     2000 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       50 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       50 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co.,
Age: 60                                       Inc. (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C. Bernstein
                                              Fund, Inc. from 1994 to 2000; Director and
                                              Secretary of SCB, Inc. since 1998; Director
                                              and Secretary of SCB Partners, Inc. since
                                              2000; and Director of Covenant House from 2001
                                              to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     50 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991 to
                                              1994; U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West         Director     1991 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean Emeritus   50 Portfolios  Inc. (financial
Princeton,                                    of New York University's Leonard N. Stern School                printers);
NJ 08543-9095                                 of Business Administration.                                     Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Officers and Directors (concluded)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       50 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                              present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                              IQ Funds since 2004.


James E. Russell        Vice         2002 to  Managing Director (Equities) of MLIM since 2003; Director of MLIM from 1998 to
P.O. Box 9011           President    present  2003; Vice President of MLIM from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 53


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


MERRILL LYNCH PACIFIC FUND, INC.                              DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $37,000
                                Fiscal Year Ending December 31, 2004 - $35,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $6,425
                                Fiscal Year Ending December 31, 2004 - $5,720

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,577,771
               Fiscal Year Ending December 31, 2004 - $11,926,355

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 21, 2006